Summary Prospectus February 1, 2010 (as amended May 28, 2010)

Prime Money Market Fund

Class A Shares BBAXX	Class B Shares BPBXX (Not Offered for Sale)	Class C Shares BBCXX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2010, as amended May 28, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.bbtfunds.com/literature. You can also get this information at no cost by calling 800-228-1872 or by sending an e-mail request to fundinfo@bbandt.com.

Investment Objective

The Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the BB&T Funds. More information about these and other discounts is available from your financial professional and in “Distribution Arrangements/Sales Charges” on page 159 of the Fund’s prospectus and in the “Sales Charges” section of the Fund’s statement of additional information (“SAI”).

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C
	Shares	Shares	Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	None	None	None

Maximum Deferred Sales Charge (load) (as a % of redemptions)	None	5.00%[1]	1.00%

Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C
	Shares	Shares	Shares
Management Fees	0.40%	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.50%	1.00%	1.00%

Other Expenses	0.26%	0.26%	0.26%

Total Annual Fund Operating Expenses	1.16%	1.66%	1.66%

Fee Waiver or Expense Reimbursement[2]	–0.12%	–0.12%	–0.12%

Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement[2]	1.04%	1.54%	1.54%

1 A contingent deferred sales charge (“CDSC”) on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from the date of purchase: 5%, 4%, 3%, 3%, 2%, 1%.

2 The Adviser has contractually agreed to limit the advisory fees paid by the Fund to 0.28% (the “Advisory Fee Limit”) for the period from March 1, 2009 through February 29, 2012. From March 1, 2010 through February 29, 2012 the Adviser may recoup from the Fund all or a portion of the advisory fees that it voluntarily waives beyond the Advisory Fee Limit during the period from March 1, 2009 through February 29, 2012 (the “Recoupment Amount”), subject to certain limitations. The Adviser may not recoup any amount from the Fund if the Recoupment Amount plus the Advisory Fee Limit would exceed the Management Fee noted above. This contractual limitation will automatically terminate upon termination of the Investment Advisory Agreement or the Administration Agreement between the Fund and the Adviser/Administrator.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except for the expiration of the current contractual advisory fee limitation on February 28, 2012. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1	3	5	10
	Year	Years	Years	Years
Class A Shares	$106	$344	$615	$1,387

Class B Shares	$557	$799	$979	$1,811

Class C Shares	$157	$499	$879	$1,945

You would pay the following expenses if you did not redeem your shares:

	1	3	5	10
	Year	Years	Years	Years
Class A Shares	$106	$344	$615	$1,387

Class B Shares	$157	$499	$879	$1,811

Class C Shares	$157	$499	$879	$1,945

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Strategy, Risks and Performance

Principal Strategy
To pursue its investment objective, the Fund invests only in U.S. dollar-denominated, “high-quality” short-term debt securities, including the following:

•	Obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

•	High-quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers including corporate debt securities that the issuer or a third party, such as a dealer or bank, must repay on demand;

•	Asset-backed securities;

•	Securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

•	Securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

•	Funding agreements issued by highly-rated U.S. insurance companies;

•	Securities issued or guaranteed by state or local government bodies; and

•	Repurchase agreements relating to the above instruments.

“High-quality” debt securities are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs; or (ii) are single rated and have received one of the two highest short-term ratings by an NRSRO; or (iii) if unrated, are determined by the Sub-Adviser to be of comparable quality. Effective December 31, 2010, the following replaces the word “NRSRO”: “Designated NRSRO (as defined in Rule 2a-7 of the 1940 Act).”

When selecting securities for the Fund’s portfolio, the portfolio manager first considers safety of principal and the quality of an investment. The portfolio manager then focuses on generating a high level of income. The portfolio manager generally evaluates investments based on interest rate sensitivity selecting those securities whose maturities fit the Fund’s interest rate sensitivity target and which the portfolio manager believes to be the best relative values.

Until June 30, 2010, the Fund will maintain a dollar-weighted average maturity (WAM) of 90 days or less. Effective June 30, 2010, the Fund will maintain a WAM of 60 days or less and will maintain a dollar-weighted average life to maturity (WAL) of 120 days or less. For purposes of calculating WAM, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate readjustment. For purposes of calculating WAL, the maturity of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day WAL limitation could serve to limit the Fund’s ability to invest in adjustable rate securities. In addition, the Fund will limit the maturity of each security in its portfolio to 397 days or less (45 days or less with respect to securities that are Second Tier Securities, as defined in Rule 2a-7 under the Investment Company Act of 1940).

The Fund may engage in securities lending.

Principal Risks
Below are all of the principal risks of investing in the Fund.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security’s rating, the greater its credit risk. Credit ratings do not provide assurance against default or other loss of money. If a security has not received a rating, the Fund must rely entirely upon the adviser’s or sub-adviser’s credit assessment.

U.S. Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Freddie Mac securities). Although U.S. Government Securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. Government Securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Liquidity Risk: The possibility that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of foregoing an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability.

Counterparty Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation. This could cause the Fund to lose the benefit of a transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.

Securities Lending Risk: Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from the borrower.

Sector Risks: A substantial part of the Fund’s portfolio may be comprised of securities credit enhanced by companies in similar businesses or with similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these companies. Developments affecting these companies might include changes in interest rates, changes in economic cycles affecting credit losses and regulatory changes.

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Credit Enhancement Risk: The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit-enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

Risks Associated with Investing Share Proceeds: On days during which there are net purchases of Fund shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchases is less than that of the securities already in the portfolio, the Fund’s yield will likely decrease. Conversely, net purchases on days on which short term yields rise will cause the Fund’s yield to increase. The larger the amount that must be invested or the greater the difference between the yield of the securities purchased and the yield of the existing investments, the greater the impact will be on the yield of the Fund. In the event of significant changes in short term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.

For more information about the Fund’s risks, please see the Fund’s prospectus or SAI.

An investment in the Fund is not a deposit or an obligation of Branch Banking and Trust Company, BB&T Corporation, their affiliates, or any bank. Also, your investment is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A Shares. The table shows the Fund’s average annual returns for 1, 5, and 10 years and since the Fund’s inception. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.bbtfunds.com or by calling 1-800-228-1872.

Class A Shares Annual Total Returns for years ended 12/31

Best quarter:	1.46%	12/31/00
Worst quarter:	0.00%	12/31/09

Average Annual Total Returns as of December 31, 2009

	1	5	10	Since
	Year	Years	Years[1]	Inception[1]
				(10/1/97)
Class A Shares	0.08%	2.66%	2.42%	2.83%

				(9/2/98)
Class B Shares	–3.98%	2.06%	2.01%	2.47%

				(1/30/02)
Class C Shares	0.02%	2.24%	2.08%	2.55%

1 Performance for Class B and C Shares for periods prior to inception on September 2, 1998 and January 30, 2002, respectively, is based on Class A Share performance.

As of December 31, 2009, the Fund’s 7-day yield for Class A, Class B and Class C Shares was 0.01%, 0.01% and 0.01%, respectively. For current yield information on the Fund call 1-800-228-1872.

Management

Investment Adviser
BB&T Asset Management, Inc.

Sub-Adviser
Federated Investment Management Company

Purchase and Sale of Fund Shares

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment	Investment
Regular Account	$1,000	$0
Automatic Investment Plan	$25	$25

Class B Shares are not offered for new purchases. If you currently hold a Class B share, you may:

•	Continue as a Class B shareholder;

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•	Continue to reinvest dividends and distributions into Class B shares; and

•	Exchange your Class B shares of a BB&T Fund for Class B shares of other BB&T Funds, as permitted by existing exchange privileges.

You may buy or sell Class A or C Shares on any business day by contacting your financial representative or contacting the Fund (i) by mail at BB&T Funds, P.O. Box 9762, Providence, RI 02940-9762; or (ii) by telephone at 1-800-228-1872. In addition, Class A and Class C Shares are available for purchase at www.bbtfunds.com.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

PMM-02/10 Rev

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